SECUITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549



FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 14, 2003 Pharmaceutical Formulations, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware
0-11274
22-2367644
(State or Other Jurisdiction
(Commission
(IRS Employer
of Incorporation)
File Number)
Identification No.)

460 Plainfield Avenue, Edison, New Jersey  08818
(Address of Principal Executive Offices, including Zip Code)
Registrant's telephone number, including area code:  732-985-7100
N.A.
(Former Name or Former Address, if Changed Since Last Report)


Item 5.  Other Events
The Company made the December 15, 2002 interest payment due under its 8% Convertible Subordinated Debentures due 2002. Such payments were within the 30 day time period allowed before such nonpayment would become an event of default under the debenture indenture.


SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHARMACEUTICAL FORMULATIONS, INC.


By:
/s/ Walter Kreil

Name:  Walter Kreil

Title:   Vice President
            and Chief Financial Officer



Dated:  January 21, 2003




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